UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2025 (November 14, 2025)
EMPIRE STATE REALTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
EMPIRE STATE REALTY OP, L.P.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36106	45-4685158
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West 33rd Street,	12th Floor
New York,	New York	10120
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 687-8700
n/a
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Empire State Realty Trust, Inc.
Class A Common Stock, par value $0.01 per share	ESRT	The New York Stock Exchange

Empire State Realty OP, L.P.
Series ES Operating Partnership Units	ESBA	NYSE Arca, Inc.
Series 60 Operating Partnership Units	OGCP	NYSE Arca, Inc.
Series 250 Operating Partnership Units	FISK	NYSE Arca, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 14, 2025, Empire State Realty OP, L.P. (the “Operating Partnership”) and its general partner, Empire State Realty Trust, Inc. (the “Company”) entered into an Amended and Restated Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association as administrative agent, Bank of America, N.A. as syndication agent and the lenders party thereto. The Credit Agreement amends and restates the credit agreement, dated as of March 19, 2020, as amended, by and among the Operating Partnership, the Company, Wells Fargo Bank, National Association, as administrative agent, and the other parties named therein.

The Credit Agreement is comprised of a $210 million senior unsecured term loan credit facility (the “Credit Facility”). The Operating Partnership may request that the Credit Facility be increased through one or more increases in the Credit Facility or the addition of new pari passu term loan tranches, for a maximum aggregate principal amount under the Credit Agreement not to exceed $310 million. The Credit Facility will be used for the working capital needs of the Operating Partnership and its subsidiaries and for other general corporate purposes.

Amounts outstanding under the Credit Facility will bear interest at a rate based on the secured overnight financing rate (“SOFR”) administered by the Federal Reserve Bank of New York equal to, at the Operating Partnership’s election, (i) the term SOFR rate, plus, a margin ranging from (x) 1.500% to 2.050% per annum (the “SOFR Applicable Rate”) or (y) in the event the Company and/or the Operating Partnership has obtained a certain investment grade rating (such rating, an “Investment Grade Rating”) and elects such pricing, 0.800% to 1.600% per annum (the “SOFR Ratings-Based Rate”), (ii) a base reference rate equal to the highest of (a) the federal funds rate plus 0.50%, (b) the rate of interest last quoted by the administrative agent as its “prime rate”, (c) the term SOFR rate plus 1.00% and (d) 1.00%, plus, a margin ranging from (x) 0.500% to 1.050% per annum or (y) in the event the Company and/or the Operating Partnership has obtained an Investment Grade Rating and elects such pricing, 0.000% to 0.600% per annum and (iii) the daily simple SOFR rate plus the SOFR Applicable Rate or the SOFR Ratings-Based Rate, as applicable. The Operating Partnership will pay certain customary fees and expense reimbursements in connection with the Credit Facility.

The Credit Facility matures on January 15, 2029, and may be extended by two twelve-month periods at the option of the Operating Partnership, subject to the conditions provided in the Credit Agreement. The Operating Partnership may prepay loans under the Credit Facility at any time, in whole or in part without premium or penalty.

The Credit Agreement contains customary financial and operating covenants, including covenants relating to limitations on liens, investments, distributions, debt, fundamental changes, and transactions with affiliates, and requires certain customary financial reports. The Credit Agreement also contains customary events of default (subject in certain cases to specified cure periods), including but not limited to non-payment, breach of covenants, representations or warranties, cross defaults, bankruptcy or other insolvency events, judgments, ERISA events, invalidity of loan documents, loss of real estate investment trust qualification, and occurrence of a change of control (as defined in the Credit Agreement). If an event of default occurs and is continuing under the Credit Agreement, the entire outstanding balance under the agreement may become due and payable.

Some of the lenders and their affiliates under the Credit Agreement from time to time have provided in the past and may provide in the future investment banking, commercial lending and financial advisory services to the Operating Partnership, the Company and their affiliates in the ordinary course of business.

The foregoing description of the Credit Agreement is qualified in its entirety by the full terms and conditions of the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above with respect to the Credit Agreement under Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*
Amended and Restated Credit Agreement, dated November 14, 2025, among Empire State Realty OP, L.P., as borrower, Empire State Realty Trust, Inc., Wells Fargo Bank, National Association, as administrative agent and the lenders party thereto.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).
* In accordance with Item 601(a)(5) of Regulation S-K certain schedules and exhibits have not been filed. The Company and Operating Partnership hereby agree to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC. (Registrant)

Date: November 17, 2025	By:	/s/ Stephen V. Horn
	Name:	Stephen V. Horn
	Title:	EVP, Chief Financial Officer & Chief Accounting Officer

EMPIRE STATE REALTY OP, L.P. (Registrant) By: Empire State Realty Trust, Inc., as general partner

Date: November 17, 2025	By:	/s/ Stephen V. Horn
	Name:	Stephen V. Horn
	Title:	EVP, Chief Financial Officer & Chief Accounting Officer